UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2023

SEAPORT GLOBAL ACQUISITION II CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41075	86-1326052
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

360 Madison Avenue, 23rd Floor
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 616-7700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	SGIIU	The Nasdaq Stock Market LLC
Shares of Class A common stock, included as part of the units	SGII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SGIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 16, 2023, Seaport Global Acquisition II Corp. (the “Company”) issued an unsecured promissory note (the “Sponsor Convertible Note”) to Seaport Global SPAC II, LLC, the Company’s sponsor (the “Sponsor”) pursuant to which the Company may request to borrow up to $1,500,000 from Seaport Global SPAC II, LLC for transaction costs reasonably related to the consummation of the Business Combination (as defined below). Any advances under the Sponsor Convertible Note shall be made at the sole discretion of the Sponsor. All unpaid principal under the Sponsor Convertible Note will be due and payable in full on the earlier of (i) the consummation of the Company’s merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”)  and (ii)  August 19, 2023 The Sponsor will have the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under the Sponsor Convertible Note, up to $1,500,000 in the aggregate, into warrants to purchase the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), at a conversion price of $1.00 per warrant, with each warrant entitling the holder to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s initial public offering. As previously disclosed, Stephen Smith, the Company’s Chief Executive Officer is the Chief Executive Officer of Seaport Global Asset Management, LLC, the Managing Member of the Sponsor.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The issuance of the Sponsor Convertible Note was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01	Other Events

In addition to the contribution by the Sponsor to the Company’s IPO Trust Account of 200,000 shares of Class B Common Stock, as more fully described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 15, 2023, on February 13, 2023 the Sponsor also contributed $84,994.96 (or $.02 per remaining share) to the Company’s IPO Trust Account for or the benefit of the public shares that were not redeemed by the public shareholders in connection with the Company’s special meeting of stockholders held on February 13, 2023.

Additionally, on February 16, 2023, the Sponsor converted 3,393,750 shares of Class B Common Stock into 3,393,750 shares of Class A Common Stock, which represents 44.4% of the outstanding shares of the Company’s Class A Common Stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Convertible Promissory Note between the Company and Seaport Global SPAC II, LLC, dated as of February 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2022

SEAPORT GLOBAL ACQUISITION II CORP.

By:	/s/ Stephen Smith
Name:	Stephen Smith
Title:	Chief Executive Officer